SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 12, 2002


                             SUN RIVER MINING, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-29621               84-1384159
------------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


                    P. O. Box 723, Evergreen, Colorado 80437
                   ------------------------------------------
             (Address of principal executive offices) (Postal Code)


        Registrant's telephone number, including area code: (720) 318-7339
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. OTHER EVENTS

        None


Item 6.  RESIGNATION AND APPOINTMENT OF DIRECTORS AND EXECUTIVE OFFICERS

     Stephen Doppler resigned as President and Director effective September 3, 2002.

     On September 3, 2002, the Board of Directors appointed Stephen Weathers as Director, effective September 3, 2002.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                    None

         (b)    Exhibits:

                    None.

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUN RIVER MINING, INC.
                                       (Registrant)


                                       /s/ Stephen W. Weathers
Date:  September 12, 2002              ---------------------------------------
                                       Stephen W. Weathers, Secretary/Director